Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Gevity HR, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Erik Vonk, Chief Executive Officer of the Company, and I, Peter C. Grabowski, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the “Act”), that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 27, 2005	/s/ Erik Vonk
Erik Vonk
Chief Executive Officer

Dated: October 27, 2005	/s/ Peter C. Grabowski
Peter C. Grabowski
Chief Financial Officer